Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 26, 2013, among STANDARD PACIFIC CORP., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as a Class A Lender (“JPM”), CITICORP NORTH AMERICA, INC., as a Class A Lender  (“Citi”), BANK OF AMERICA, N.A., as a Class A Lender (“BOA”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Class A Lender (“CS”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Class B Lender (“DB”), COMERICA BANK, as a Class A Lender (“Comerica), UNION BANK, N.A., as a Class A Lender (“Union Bank”) and BANK OF THE WEST, as a Class A Lender (“BOTW”, and together with JPM, Citi, BOA, CS, Comerica, Union Bank and DB, and any other party who becomes a Lender to the Credit Agreement (as defined below) after the date hereof pursuant to Section 10.6 of the Credit Agreement, collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender, and J.P. MORGAN SECURITIES LLC and CITIBANK GLOBAL MARKETS, INC., as Joint Lead Arrangers and Joint Lead Bookrunners, and BANK OF AMERICA, N.A., as Syndication Agent.

RECITALS:

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of October 19, 2012 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), which Credit Agreement provides, among other things, for loans and other extensions of credit to be made by the Lenders to the Borrower in an aggregate amount of up to $350,000,000.

B.           The Borrower, the Administrative Agent and the Lenders desire to, among other things, remove the borrowing base, modify the mandatory prepayment provisions and add an alternative minimum liquidity covenant.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment of Credit Agreement.  Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a) The following defined terms in Section 1.1 of the Credit Agreement are hereby deleted in their entirety, and all references thereto in the Credit Agreement are hereby deemed deleted and shall have no further force and effect:

“Borrowing Base”

“Borrowing Base Availability”

“Borrowing Base Certificate”

“Borrowing Base Debt”

“Escrow Proceeds Receivable”

“Mandatory Prepayment Period”

“Mandatory Prepayment Test Debt”

“Overadvance Amount”

(b)  The following defined terms are added to Section 1.1 of the Credit Agreement as follows:

“Liquidity” shall mean, at any time, the sum of all Unrestricted Cash held by Borrower and its consolidated Subsidiaries (excluding the Excluded Subsidiaries).

“Mandatory Prepayment Test Assets”: means, collectively, all Completed Units, Entitled Land, Finished Lots, Land Under Development, Model Units, Speculative Units, Units Under Construction and Units Under Contract.

(c) Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans (“Revolving Loans”) to the Borrower from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Revolving Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swingline Loans then outstanding, and after giving effect to the proposed Revolving Loan and application of the proceeds thereof to the repayment of any outstanding Obligations, does not exceed the amount of such Lender’s Commitment.  During the Commitment Period, Borrower may use the Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.  The Revolving Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by Borrower and notified to Administrative Agent in accordance with Sections 2.2 and 2.9.

(d) Section 2.3(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments from time to time during the Commitment Period by making swingline loans (“Swingline Loans”) to the Borrower; provided that (i) the aggregate principal amount of

Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Revolving Loans, may exceed the Swingline Commitment then in effect) and (ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Commitments would be less than zero.  During the Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof.  Swingline Loans shall be ABR Loans only.

(e) Section 2.6(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the words “Intentionally Omitted”.

(f) Section 2.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.8           Mandatory Prepayments.  If and to the extent at the end of a fiscal quarter:

(i)             the sum of, (A) the outstanding indebtedness under the 2016 Indenture, plus (B) the Outstanding Amount (excluding the amount of L/C Obligations under Performance Letters of Credit) under this Agreement, plus (C) unsecured Consolidated Debt that (x) contains any financial covenant or test which when not met results in an Event of Default and (y) has a maturity date on or prior to the Class A Revolving Facility Termination Date, plus (D) funded debt of the Borrower and its Subsidiaries (excluding the Excluded Subsidiaries) that contains a permitted lien provision that is more restrictive than Sections 6.02(b)(i) and (c) of the Borrower’s 2021 senior note indenture as in effect on the date hereof with respect to the amount of funded debt that may be secured by liens without securing such funded debt equally and ratably, exceeds

(ii)           an amount equal to 60% of the book value of the Mandatory Prepayment Test Assets,

then, the Borrower shall reduce the Outstanding Amount by the amount of such excess.

Amounts to be applied in connection with prepayments made pursuant to this Section 2.8 shall be applied, first, to the prepayment of Swingline Loans, second, to the prepayment of Revolving Loans, and third, if the aggregate principal amount of Revolving Loans and Swingline Loans then-outstanding is less than the amount of such amount prepaid (because L/C Obligations constitute a portion thereof), Borrower shall, to the extent of the balance, replace outstanding Letters of Credit and/or Cash

Collateralize such L/C Obligations in an amount not less than the Minimum Collateral Amount.  Mandatory prepayments hereunder shall be applied pro rata between the Class A Revolving Loans and the Class B Revolving Loans based on each Lender’s Revolving Percentage.

(g) Section 3.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue letters of credit (“Letters of Credit”) for the account of the Borrower (and on behalf of the Borrower or any Subsidiary or Homebuilding Joint Venture) on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Lender acting reasonably; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Commitments would be less than zero.   Each Letter of Credit shall (i) be denominated in Dollars, (ii) have a face amount of at least $5,000 (unless otherwise agreed by the relevant Issuing Lender) and (iii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is 364 days after to the Class A Revolving Facility Termination Date, provided (A) that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above) and (B) at least 90 days prior to the Class A Revolving Facility Termination Date, Borrower shall, to the extent of the balance, replace outstanding Letters of Credit and/or deposit an amount equal to 100% of such balance in cash in a cash collateral account established with Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to Administrative Agent.

(h) Section 5.2(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the words “Intentionally Omitted”.

(i) Section 5.2(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)           Commitment.  After giving effect to such Loan or Letter of Credit, (i) the L/C Obligations shall not exceed the L/C Commitment and (ii) the aggregate outstanding principal amount of Loans

(j) Section 6.1(l) of the Credit Agreement is hereby deleted in its entirety.

(k) Section 7.7(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)           other properties sold, assigned, exchanged, transferred, leased, or otherwise disposed of for fair value with an aggregate value that does not exceed, in any period of twelve (12) consecutive months, (i) subject to the effect of the following clause (ii), ten percent (10%) of Consolidated Total Assets as of the date of disposition or (ii) if, at least ten (10) business days prior to any such disposition, Borrower delivers to Administrative Agent a pro forma balance sheet and calculations evidencing that, after giving effect to such disposition, Borrower would not trigger the mandatory prepayment provisions set forth in Section 2.8, twenty percent (20%) of Consolidated Total Assets as of the date of such disposition.

(l) Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.11           Liquidity and Consolidated Interest Expense.

As of the last day of any Measurement Period, commencing with September 30, 2013, Borrower shall comply with either one of the following:

(a) Liquidity.  Liquidity shall not be less than (i) Consolidated Interest Expense less (ii) non-cash interest expense for the Measurement Period ending as of such Test Date; or

(b) Consolidated Interest Expense.  For the Measurement Period ending on such Test Date, the Interest Coverage Ratio shall not be less than the ratio set forth opposite such date below.

Date	Interest Coverage Ratio

December 31, 2012 thru December 31, 2013	1.00 to 1.00
March 31, 2014 and thereafter	1.25 to 1.00

(m) Section 8(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) any Loan Party shall default in the observance or performance of any agreement contained in Section 6.3 (with respect to Borrower only), Section 7.1, 7.3, 7.4, 7.6, 7.8, 7.10, 7.11, 7.12 or 7.13 of this Agreement or Section 1 of the Guarantee Agreement

(n) Section 8(j) of the Credit Agreement is hereby deleted in its entirety and replaced with the words “Intentionally Omitted”.

Section 2. Effective Date.  Subject to the satisfaction of the conditions set forth in Section 4 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).

Section 3. Representations.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a) Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;

(b) As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(c) Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d) This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any obligation owed under, any indenture or loan or credit agreement or any other material agreement, lease, or instrument to which Borrower, any Subsidiary (other than an Excluded Subsidiary), or any Guarantor is a party or by which Borrower, any such Subsidiary, or any Guarantor, or any property of Borrower, any such Subsidiary, or any Guarantor, is bound or affected.

Section 4. Conditions to the Effectiveness of this Agreement.  It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:

(a) the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

(b) each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guaranty, in the form of the Reaffirmation of Amended and Restated Guaranty attached hereto as Exhibit A;

(c) the Administrative Agent shall have received such opinions as Administrative Agent may require (which opinions may be provided by in-house counsel to Borrower) concerning the due authorization, execution, delivery and enforceability of this Amendment and any other amendments, modifications and supplements to the Loan Documents entered into in connection herewith;

(d) no Default or Event of Default shall exist as of the Effective Date;

(e) Borrower shall have delivered to the Administrative Agent (i) a duly executed Compliance Certificate for the period ending June 30, 2013 demonstrating compliance with the financial covenants contained in the Credit Agreement, as amended by this Amendment, and (ii) a duly executed certificate executed by a Responsible Officer of Borrower demonstrating compliance with provisions of Section 2.8 of the Credit Agreement, as amended by this Amendment, and the calculations thereof; and

(f) Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment.

Section 5. Reaffirmation and Ratification.  Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.

Section 6. Miscellaneous.

(a) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Amendments, Etc.  The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement).  Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and Issuing Lender).

(c) Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and Issuing Lender).

(d) Captions.  The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(e) Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

(f) Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

STANDARD PACIFIC CORP., as Borrower

By:	/s/ JEFF J. MCCALL
Name: Jeff J. McCall
Title: Executive Vice President & CFO

By:	/s/ DAVID VAZQUEZ
Name: David Vazquez
Title: Vice President - Treasury

Signature Page to First Amendment – Standard Pacific Corp.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Class A Lender

By:	/s/ MOHAMMAD S. HASAN
Name: Mohammad S. Hasan
Title: Vice President

Signature Page to First Amendment – Standard Pacific Corp.

CITICORP NORTH AMERICA, INC., as a Class A Lender

By:	/s/ MICHAEL CHLOPAK
Name: Michael Chlopak
Title: Vice President

Signature Page to First Amendment – Standard Pacific Corp.

Bank of America, N.A., as a Class A Lender

By:	/s/ ANN E. KENZIE
Name: Ann E. Kenzie
Title: Vice President

Signature Page to First Amendment – Standard Pacific Corp.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ BILL O'DALY
Name: Bill O'Daly
Title: Director

By:	/s/ PHILIPP HORAT
Name: Philipp Horat
Title: Authorized Signatory

Signature Page to First Amendment – Standard Pacific Corp.

COMERICA BANK, as a Class A Lender

By:	/s/ JONATHAN R. WARD
Name: Jonathan R. Ward
Title: VP - Western Market

Signature Page to First Amendment – Standard Pacific Corp.

REAFFIRMATION OF AMENDED AND RESTATED GUARANTY

As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guaranty, dated as of October 19, 2012 (the “Guaranty”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:

1. By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.

2. References to the Guaranty in any or all of the Loan Documents shall be deemed to include references to the Guaranty as reaffirmed and ratified by this Reaffirmation of Amended and Restated Guaranty.

3. Such Guarantor reaffirms that the Guaranty remains unchanged and in full force and effect.

4. Such Guarantor reaffirms all of its respective obligations contained in the Guaranty, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guaranty and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guaranty or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Amended and Restated Guaranty.

5. As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guaranty, as amended by this Amendment, are true and correct in all material respects.

6. Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Amended and Restated Guaranty of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Amended and Restated Guaranty.

[Signature pages follow.]

IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guaranty to be duly executed and delivered as of this September 26, 2013.

GUARANTORS:

STANDARD PACIFIC OF COLORADO, INC.;
HSP ARIZONA, INC.;
HWB INVESTMENTS, INC.;
STANDARD PACIFIC OF ARIZONA, INC.;
STANDARD PACIFIC OF FLORIDA GP, INC.;
STANDARD PACIFIC OF LAS VEGAS, INC.;
STANDARD PACIFIC OF ORANGE COUNTY, INC.;
STANDARD PACIFIC OF SOUTH FLORIDA GP, INC.;
STANDARD PACIFIC OF TAMPA GP, INC.;
STANDARD PACIFIC OF TEXAS, INC.;
STANDARD PACIFIC OF WALNUT HILLS, INC.;
STANDARD PACIFIC INVESTMENT CORP.;
STANDARD PACIFIC 1, INC.;
WESTFIELD HOMES USA, INC.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

HILLTOP RESIDENTIAL, LTD
By:           Residential Acquisition GP, LLC
By:           Standard Pacific of South Florida
By:           Standard Pacific of South Florida GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

[Signatures Continued on Next Page]

Signature page to Reaffirmation of Amended and Restated Guaranty

SP TALEGA, LLC
By:           Standard Pacific of Orange County, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF THE CAROLINAS, LLC
By:           Westfield Homes USA, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF FLORIDA;
STANDARD PACIFIC OF SOUTH FLORIDA
By:           Standard Pacific of Florida GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

STANDARD PACIFIC OF TAMPA
By:           Standard Pacific of Tampa GP, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

[Signatures Continued on Next Page]

Signature page to Reaffirmation of Amended and Restated Guaranty

TERRA/WINDING CREEK, LLC
By:           Standard Pacific of Texas, Inc.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

BARRINGTON ESTATES, LLC;
CAMARILLO VILLAGE PARK, LLC;
HARBOR HIGHLANDS GROUP, LLC;
LAGOON VALLEY RESIDENTIAL, LLC;
MENIFEE DEVELOPMENT, LLC;
LB/L-DUC III ANTIOCH 330, LLC;
STANDARD PACIFIC OF TONNER HILLS, LLC
By:           Standard Pacific Corp.

By:	/s/ JEFF J. MCCALL
Name:	Jeff J. McCall
Title:	Principal Financial & Accounting Officer

[End of Signature Pages]

Signature page to Reaffirmation of Amended and Restated Guaranty